EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C.SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ACS Holdings, Inc. (the "Company") on Form 10-K for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"),the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                               ACS Holdings, Inc.

                                                BY: /s/ Mark Width
                                                    ----------------------------
                                                    Mark Width, President
                                                    and Chief Executive Officer

                                                    April 18, 2005